Fees Summary	Jan. 31, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 58,190,546.54
Previously Paid Amount	0
Total Fee Amount	8,908.97
Total Offset Amount	0
Net Fee	$ 8,908.97